SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest
event  reported):  July  31,  2008
                   ---------------

                              COLONY ENERGY, INC.
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             (Exact name of registrant as specified in its Charter)

Delaware                          000-53124                     76-0662309
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(State  or  other              (Commission  File              (IRS  Employer
jurisdiction  of  Incorporation)     Number)             Identification  Number)


2100  West  Loop  South,  Suite  900,  Houston,  Texas                 77027
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(Address  of  principal  executive  offices)                        (Zip  Code)

Registrant's  telephone  number,
including  area  code:   713/  590-5060
                         --------------

______________________________________________________________________________
     (Former  name  or  former  address  if  changed  since  last  report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]     Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
        Exchange     Act  (17  CFR  240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

GENERAL

     On July 31, 2008, Colony Energy, Inc. (the "Company") entered into contribution agreements (referred to hereinafter collectively as the "Contribution Agreements") with each of the following entities or individuals (referred to hereinafter collectively as the "Contributors"):

     Modern  Exploration,  Inc.;
     Taladro  Resources,  Inc.;
     Woodward  Development,  Inc.;
     CY  Securities,  Inc.;
     Enexco,  Inc.;  and
     F.  McDonald  Oil  &  Gas  Investments,  LP

     Pursuant to the Contribution Agreements, each Contributor has agreed, upon the satisfaction of certain conditions, to contribute and assign to the Company certain assets separately owned by them (referred to hereinafter collectively as the "Assets") in exchange for shares of a new class of preferred stock to be created and to be designated (and referred to hereinafter) as the Company's "Series A Preferred Stock." Pursuant to the Contribution Agreements, the Company will assume no liabilities, other than for an aggregate of $890,000 in indebtedness owed by Taladro Resources, Inc. ("Taladro") and Woodward
Development, Inc., such debt being used to acquire some or all of the assets being contributed by the two preceding Contributors.

     The Contribution Agreements contain representations, warranties, indemnifications and other agreements believed by the Company to be customary or appropriate for transactions such as the one provided for by the Agreement. The consummation of the Transaction is subject to a number of customary conditions, including, without limitation, that the Company has completed (within 180 days of the execution of the Contribution Agreements) a private placement of common stock raising at least $15.0 million, and (in certain cases) the Company has procured releases of certain personal guaranties. In addition, the Contribution Agreement to which Taladro is a party contains an additional closing condition that the Company enter into a Prospect Generation Compensation Agreement covering three prospects pursuant to which the Company may pay to Taladro a one-time fee in the amount of $125,000 and pursuant to which Taladro would be carried for an undivided 11.25% working interest in the initial wells drilled on each prospect or in their associated units. There can be no assurance that the Transaction will be completed and that the Company will thus acquire the Assets.

     All descriptions of the Transaction contained herein and all references to the terms, provisions and conditions of the Contribution Agreements are qualified in their entirety by reference to the form of Contribution Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference for all purposes hereof.

ASSETS

     This  section  contains  a  brief  discussion  of  the  Assets.

     MODERN EXPLORATION, INC. The Assets that Modern Exploration, Inc. is expected to contribute to the Company pursuant to its Contribution Agreement include (a) natural gas and oil leasehold interests in approximately 14,747 gross acres (7,583 net acres) and (b) working interest in 21 gross (approximately .50 net) wells. These properties are located in Cooke, Montague and Denton Counties, Texas.

     TALADRO RESOURCES, INC. The Assets that Taladro Resources, Inc. is expected to contribute to the Company pursuant to its Contribution Agreement include (a) natural gas and oil leasehold interests in approximately 16,375 gross (9,721.4 net) acres, and (b) working interests in 12 gross (approximately 1.12 net) non-operated wells. These properties are located in Houston, Trinity, Robertson and Rusk Counties, Texas.

     WOODWARD DEVELOPMENT, INC.. The Assets that Woodward Development, Inc. is expected to contribute to the Company pursuant to its Contribution Agreement include natural gas and oil leasehold interests in approximately 12,829 gross (4,776 net) acres. These properties are located in Houston and Trinity Counties, Texas.

     CY SECURITIES, INC. The Assets that CY Securities, Inc. is expected to contribute to the Company pursuant to its Contribution Agreement include (a) natural gas and oil leasehold interests in approximately 14,747 gross acres (1,076 net acres), and (b) working interest in 21 gross (approximately .06 net) wells. These properties are located in Cooke, Montague and Denton Counties, Texas.

     ENEXCO, INC. The Assets that Enexco, Inc. is expected to contribute to the Company pursuant to its Contribution Agreement include (a) natural gas and oil leasehold interests in approximately 1,969.71 gross (781.4895 net) acres, and
(b) working interests in 7 gross (approximately 1 net) wells. These properties are located in Cooke and Montague Counties, Texas.

     F. MCDONALD OIL & GAS INVESTMENTS, LP. The Assets that F. McDonald Oil & Gas Investments, LP is expected to contribute to the Company pursuant to his Contribution Agreement include (a) 1,635.80 gross (252.20 net) acres, and
(b) working  interests  in  2 gross (approximately .30 net) wells.
These properties are  located  in  Montague  County.

ACQUISITION  CONSIDERATION
     The Contribution Agreements provide that each Contributor is to receive the number of shares of the Series A Preferred Stock set forth to the right of such Contributor's name in the table immediately below:

                                        NUMBER OF SHARES OF
     NAME OF CONTRIBUTOR               SERIES A PREFERRED STOCK
     -------------------               ------------------------

     Modern Exploration, Inc.             2,918,843

     Taladro Resources, Inc.                869,212

     Woodward Development, Inc.             426,982

     CY Securities, Inc.                    416,978

     Enexco, Inc                            287,312

     F. McDonald Oil & Gas Investments, LP  215,100

     Because the shares of Series A Preferred Stock to be received by the Contributors will not be registered under the Securities Act of 1933, as amended (the "Act"), such shares will be "restricted securities" (as defined in Rule 144 promulgated under the Act) and accordingly, may not be sold or transferred by the holders thereof unless such shares are registered under the Act or are sold or transferred pursuant to an exemption therefrom.

    The following is a brief description of the terms of the Series A Preferred Stock:

    VOTING RIGHTS. Each share of Series A Preferred Stock has the right to vote on all matters submitted to Common Stockholders, and has five votes per share of Series A Preferred Stock on all such matters.

    DIVIDENDS. Each share of Series A Preferred Stock has the right to a dividend whenever the Board of Directors of the Company lawfully declares a dividend on the Company's common stock (the "Common Stock"), which shall be five times the dividend declared with respect to each outstanding share of Common Stock.

    REDEMPTION. The Series A Preferred Stock has no redemption or repurchase rights in favor of either the Company or the holder thereof.

    LIQUIDATION. Up any voluntary or involuntary liquidation, dissolution or winding up of affairs of the Company, the holders of Series A Preferred Stock and the holders of Common Stock share as a single group in the net assets of the Company remaining after the satisfaction of prior claims, and costs and expenses relating to such event; provided, however, that the amount of net assets distributed with respect to each outstanding share of Series A Preferred Stock shall be five times the amount of net assets distributed with respect to each outstanding share of Common Stock

    CONVERSION. The holders of the Series A Preferred Stock do not have any right to convert voluntarily their shares of Series A Preferred Stock into shares of Common Stock. However, each share of the Series A Preferred Stock shall automatically convert into shares of Common Stock (i) upon the increase in the authorized number of shares of Common Stock to 100,000,000 or more, or (ii) upon a reverse stock split of Common Stock in which at least five shares or more shall be combined into one share. In either of the preceding events, each share of the Series A Preferred Stock would automatically convert into five shares of Common Stock, with the one-for-five conversion ratio being reduced proportionately if a reverse stock split causes the conversion.

    ANTI-DILUTION. The Series A Preferred Stock is adjusted customarily if the outstanding shares of Common Stock are subdivided into a greater number of shares or combined into a smaller number of shares, of if a dividend in Common Stock is paid in respect of Common Stock.

CHANGES  IN  OWNERSHIP  STRUCTURE  AND  MANAGEMENT

     The shares of Series A Preferred Stock to be issued in connection with the consummation of the Transaction are otherwise expected to constitute approximately 80.1% of the voting power and economic interest in the Company after the completion of the Transaction. However, as a condition to the consummation of the Transaction, the Company is also required to complete a financing transaction that is expected to involve the issuance of equity securities in a number not now determinable. As a result and in view of the anticipated terms of a minimum financing transaction, the Contributors are expected to own a percentage of the voting power and economic interest in the Company after the completion of the Transaction and the required financing not more than 41.3%, but the exact percentage figure cannot now be determined.

     The Company believes that, until the Transaction, is consummated, control of the Company will reside with Jimmy D. Wright and Kent E. Lovelace, Jr., the Company's two directors and officers, and (prior to the Transaction) the holders of an aggregate of approximately 42.2% of the outstanding voting power. The Company believes that (after the Transaction) control of the Company will be held by a reconstituted Board of Directors and dispersed among the Company's largest stockholders who (to the best of the Company's knowledge) have not agreed to act collectively as a group, except with regard to the election of certain persons to the Company's Board of Directors as described herein. The Company's largest stockholders after the Transaction are expected to include the persons listed immediately below, who respectively control the percentage of the outstanding voting power indicated to the immediate right of their respective names:

        NAME OF STOCKHOLDER        PERCENTAGE OF OUTSTANDING VOTING POWER*
        -------------------        ---------------------------------------

        Modern Exploration, Inc.                 45.5%

        Taladro Resources, Inc.                  13.6%

        Woodward Development, Inc.                6.7%

        CY Securities, Inc.                       6.5%

        Kent E. Lovelace, Jr.                     5.7%

        F.E.I.  Energy Trust                      5.3%

        Douglas C. Atnipp, Trustee                5.3%

        Enexco, Inc                               4.5%

        F. McDonald Oil & Gas Investments, LP     3.4%

        Jimmy D.  Wright**                        2.6%

        * The percentage figures do not reflect any voting securities that may be issued in the financing necessary to satisfy the conditions  to  the consummation  of  the  Transaction.
       **     Mr. Wright's shares are owned by Westside Resources, L.P., an entity over  which  Mr.  Wright  has  complete  control.

The basis of the control of the Company by the persons listed above (beyond their stock ownership) is described hereinafter.

     In connection with the consummation of the Transaction, the following events are expected to occur:

     1. Kent E. Lovelace, Jr. will resign from his offices with the Company, including the offices of Chief Executive Officer and President.

     2. After full compliance with applicable state corporation law and federal securities laws, the number of directors constituting the Board of Directors of the Company will be expanded from two to five, and James H. Baccus, C. Noell Rather, Gary Yost and J.D. Woodward will be elected to the Board of Directors of the Company to fill the three newly-created vacancies and the vacancy created by Mr. Lovelace's resignation. Company directors will serve as such until the next annual meeting of the stockholders, and until their respective successors have been duly elected and qualified. Messrs. Baccus, Rather, Yost and Woodward have consented to serve as directors of the Company if so elected. Information with respect to the proposed new directors, including beneficial ownership of the Common Stock held by such persons, will be included in a future Proxy Statement, or Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended.

      3.    Jimmy  D. Wright will remain as the Chairman of the Board, and James
            H. Baccus will be elected as Chief Executive Officer. The Company intends to enter into an employment agreement with Mr. Baccus featuring an annual salary of $175,000.

      4. Westside Resources, L.P, Modern Exploration, Inc., Taladro Resources, Inc., Woodward Development, Inc. and Enexco, Inc. will enter into a Voting Agreement (the Voting Agreement") pursuant to which they will agree, for two years after the Transaction, to use their best efforts (a) to maintain the number of directors on the Board at a minimum of five and to vote all of their shares of Common Stock to elect a nominee selected by each of them to the Board (b) to approve any proposed amendment to the Company's restated certificate of incorporation approved by the Company's Board of Directors that would increase the authorized number of shares of Common Stock to 100,000,000 or more, or that would effect a reverse stock split of Common Stock in which at least five shares or more shall be combined into one share, and (c) to approve any proposed equity incentive plan for management approved by the Company's Board of Directors that would have 6.0 million shares of Common Stock available for the issuance of grants and that contains customary terms, provisions and conditions.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)         Exhibits.

Exhibit
Number      Exhibit Title

10.1        Form  of  Contribution  Agreement

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COLONY  ENERGY,  INC.
                                   (Registrant)

Date:  August  6,  2008            By:  /s/  Kent  E.  Lovelace,  Jr.
                                             ------------------------
                                   Kent  E.  Lovelace,  Jr.,
                                   Chief  Executive  Officer